Acquisitions and disposals	6 Months Ended
Jun. 30, 2018
Disclosure Of Acquisitions And Disposals [Abstract]
Acquisitions and disposals

6. Acquisitions and disposals

30 June 2018

Acquisitions

On 10 May 2018, Rio Tinto and Alcoa announced they had launched a new joint venture, Elysis, to develop and commercialise a carbon-free aluminium smelting process. Rio Tinto’s interest in the joint venture has been accounted for using the equity method based upon an independent valuation. Upon formation of the joint venture, Rio Tinto contributed patents and licenced intellectual property to the venture and invested cash of US$5 million.

Disposals

On 22 March 2018, Rio Tinto entered into a binding agreement with Whitehaven Coal Limited for the sale of its entire 75 per cent interest in the Winchester South coal development project in Queensland, Australia. The sale was completed on 1 June 2018 for total consideration of US$200 million, comprised of US$150 million cash received in the period and an unconditional cash payment of US$50 million due in June 2019.

Disposals announced but not completed as at 30 June 2018

On 10 January 2018, Rio Tinto received a binding offer from Liberty House to acquire Rio Tinto's Aluminium Dunkerque smelter in northern France for US$500 million, subject to final adjustments.

On 26 February 2018, Rio Tinto received a binding offer from Hydro of US$345 million, subject to final adjustments, to acquire Rio Tinto's ISAL smelter in Iceland, its 53.3 per cent share in the Aluchemie anode plant in the Netherlands and its 50 per cent share in the Aluminium fluoride plant in Sweden.

On 20 March 2018, Rio Tinto entered into a binding agreement with Glencore for the sale of its entire interest in the Hail Creek coal mine and the Valeria coal development project in Queensland, Australia, for US$1.7 billion. The sale includes Rio Tinto's 82.0 per cent interest in the Hail Creek operating mine and its 71.2 per cent interest in the Valeria project. The sale completed on 1 August 2018.

On 27 March 2018, Rio Tinto entered into a binding agreement with a consortium comprising private equity manager EMR Capital (EMR) and PT Adaro Energy Tbk (Adaro), an Indonesian listed coal company, for the sale of its entire 80 per cent interest in the Kestrel underground coal mine in Queensland, Australia, for US$2.25 billion. In the first half of 2018, Rio Tinto received non-refundable deposits of US$338 million in respect of this sale. The sale completed on 1 August 2018.

Subject to all regulatory approvals and other conditions being satisfied, Rio Tinto expects the remaining transactions to complete in the second half of 2018. At 30 June 2018, Rio Tinto’s interests in these assets were classified as held for sale.

30 June 2017

Acquisitions

In May 2017, the Group’s subsidiary, Simfer Jersey Limited (Rio Tinto share: 53 per cent) purchased a 4.25 per cent interest in Simfer SA from International Finance Corporation (IFC) for US$194 million in accordance with a put option exercised by IFC. Consequently, the Group’s share of Simfer SA increased from 42.80 per cent to 45.05 per cent.

Disposals

There were no material disposals during the six months ended 30 June 2017.

On 24 January 2017, Rio Tinto announced it had reached a binding agreement for the sale of its 100 per cent shareholding in Coal & Allied Industries Limited to Yancoal Australia Limited for total consideration of US$2.69 billion (before working capital adjustments). At 30 June 2017 Coal & Allied Industries Limited was classified as an asset held for sale. The transaction completed on 1 September 2017.